                                                                  Exhibit 99.2
                   CERTIFICATION OF CHIEF FINANCIAL OFFICER
                      PURSUANT TO 18 U.S.C. SECTION 1350

     In  connection  with the  accompanying  Quarterly  Report on Form 10-QSB of
Teton Petroleum Company for the quarter June 30, 2002 (the "Report"),  I, Thomas
F. Conroy,  chief financial officer of Teton Petroleum  Company,  hereby certify pursuant to 18 U.S.C.  Section 1350,  as adopted  pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

1.   The Report fully complies with the  requirements  of section 13(a) or 15(d)
     of the Securities Exchange Act of 1934.

2.   The information  contained in the Report fairly  presents,  in all material respects,  the  financial  condition  and  results of  operations  of Teton
     Petroleum Company.

                                          /s/ Thomas F. Conroy
                                          Thomas F. Conroy, Chief Financial
                                          Officer

August 20, 2002